UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2008

GENETHERA, INC.

(Exact name of registrant as specified in its charter)

Nevada	33-142603	65-0622463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3930 Youngfield Street, Wheat Ridge, CO	80033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 463-6371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

GeneThera, Inc. inadvertently filed an incorrect version of the 10K for the year ending December 2007. An amended 10K for 2007 will be filed shortly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENETHERA, INC.

Date: April 16, 2008	/s/Tannya L. Irizarry
Tannya L. Irizarry
Chief Financial Officer